Citi Global Health Care Conference Citi Global Health Care Conference May 22, 2008 Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information, including but not limited to the guidance for future periods included herein and the assumptions underlying such projections, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date of this presentation, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the guidance as to expected future period results and statements including the words “believes,” “anticipates,”
“plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, rising health care costs, negative prior period claims reserve developments, trends in medical care ratios, unexpected utilization patterns or unexpectedly severe or widespread illnesses, membership declines, rate cuts affecting our Medicare or
Medicaid business, issues relating to provider contracts, litigation costs, regulatory issues, operational issues, health care reform and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent Annual Report on Form 10-K filed with the SEC.
Readers are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise its guidance, the assessment of the underlying assumptions or any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
This presentation includes quarterly and full year income statement measurements that are not calculated and presented in accordance with
Generally Accepted Accounting Principles. Audience participants should refer to the reconciliation table available in the company’s first quarter 2008 earnings press release, available on the company’s Web site at
www.healthnet.com,
which reconciles certain non-GAAP financial
information to GAAP financial information.
Management believes that the non-GAAP financial information discussed in this presentation is useful as it provides the audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.

Investment Thesis
Investment Thesis
Strength from diverse business base
– Stable commercial book
– Medicare growth
– TRICARE and Medicaid opportunities
Margin improvement opportunities
– Changing commercial mix
– Operations strategy
Share repurchases continue

Company Profile
Company Profile
National health benefits company serving commercial and government
(Medicare, Medicaid and TRICARE) customers
Provide health care benefits to approximately 6.6 million individuals across the country
Offer mental health and pharmacy benefit management services to approximately 10.3 million individuals
2007 revenues of $14.1 billion and net income of $416.1 million*
Year-over-year net income and EPS growth**
Northeast
region:
CT, NJ, NY
Western
region:
AZ, CA,
OR, WA
*Excludes the impact of $222.4 million after-tax charges incurred in 2007
**Excludes the impact of $222.4 million after-tax charges incurred in 2007 and $31.6 million in after-tax charges incurred in 2006

Diverse Medical Membership Base
Diverse Medical Membership Base
Membership by Segment
(As of 3/31/08; in thousands)
Commercial 2,238
Medicare Advantage 276
Medicaid 829
Medicare PDP 522
TRICARE 2,895
Total 6,760
1Q08
Premium Revenue
Contribution
Commercial 52%
Medicare 24%
TRICARE 17%
Medicaid 7%

Commercial New Sales
Commercial New Sales
40,000
60,000
80,000
100,000
120,000
140,000
3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Targeted growth in the small and mid-size employer
group segments
Continue to diversify and refresh product portfolio
Leverage all distribution channels

Targeted Segment Growth
Targeted Segment Growth
0
100
200
300
400
500
600
700
800
900
1,000
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
HNCA Commercial Membership:
Large Group vs. Mid, Small and IFP Segments
HNCA
Commercial
Membership
(As of 3/31/08)
Large 535,000
Mid-Market 413,000
Small
and IFP 468,000
Medicare
Supplement 35,000
ASO 6,000
Commercial 1,457,000
Mid, Small & IFP Segments
Large Group Segment

Medicare Growth
Medicare Growth
0
50
100
150
200
250
300
350
400
450
500
550
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Medicare PDP
Medicare Advantage
Medicare PFFS
445 485 491 499 564 584 604 615 798
Total Medicare
Membership
(in thousands)
2008 Outlook
+40-45% Medicare PDP
+20-25% Medicare
Advantage

Medicare Market Expansion Strategy
Medicare Market Expansion Strategy
Core States (CA, OR, AZ, NY, CT):  MAPD, PDP, PFFS (CA/CT/NY only)
Expansion States (TX, NM, HI, WA, MA, VA, NC, GA):  PDP, PFFS
PDP National Launch (all states): PDP-only states

Fully-insured Medicaid Opportunities
Fully-insured Medicaid Opportunities
Opportunities for growth through
geographic expansion and reform
$1.0 billion in annual revenue in 2007
829,000 members
Northeast:
New Jersey: 44,000 members in
13 counties
California:
720,000 members
Medicaid in 10 counties
Healthy Families Program in 44 counties
State may expand Medicaid managed
care program to 14 more counties
As of March 31, 2008

Strong Federal Services Position
Strong Federal Services Position
TRICARE (Department of Defense)
North contract
1.8 million at-risk-eligible beneficiaries
550,000 active duty
600,000 Medicare-eligible beneficiaries
U.S. Department of Veterans Affairs (VA)
Claims repricing
Community-based outpatient clinics
National DRG Audit and Recovery Services
Proud to Serve America’s Veterans
As of March 31, 2008

Investment Thesis
Investment Thesis
Strength from diverse business base
– Stable commercial book
– Medicare growth
– TRICARE and Medicaid opportunities
Margin improvement opportunities
– Changing commercial mix
– Operations strategy
Share repurchases continue

Changing Commercial Mix
Changing Commercial Mix
December 31, 2005
Membership
March 31, 2008
Membership
Large Group
Mid-market
Small Group/Individual
37%
35%
28%
Large Group
Mid-market
Small Group/Individual
48%
26%
26%
Note:  Represents HNCA membership mix only

Multiple systems
Inefficient ancillary systems
Enrollment and billing
Call centers
Aging technology
Reliant on manual processes and
workarounds
Multiple data warehouses
Inconsistent operational metrics
Redundant analytical functions
High cost locations
G&A Environment
G&A Environment
Result is higher G&A PMPM
than other key competitors
2006 Membership
Adjusted G&A PMPM*
National and Regional Players
*HNT Strategy Group Analysis
$20
$22
$25
$27
$15
$18
$21
$24
$27
$30
Low Median High HNT

Investment for the Future
Investment for the Future
Additional labor
Consultants
Accelerated depreciation
Employee termination costs
Contract termination costs
Technology write-downs
IT systems migration
Outsourcing
IT systems migration
Outsourcing
Performance improvements and efficiencies
Year of Investment
2008
2008
$50 M in savings
2009
2009
$100 M in savings
2010
2010

Investment Thesis
Investment Thesis
Strength from diverse business base
– Stable commercial book
– Medicare growth
– TRICARE and Medicaid opportunities
Margin improvement opportunities
– Changing commercial mix
– Operations strategy
Share repurchases continue

Share Repurchase Update
Share Repurchase Update
Announced additional $250 million in share
repurchase authority on October 30, 2007
Approximately $203 million in remaining authority
Repurchased approximately 33 million shares at an
average price of $35.18 since the inception of the
share repurchase program in May 2002
Repurchased 13 million shares
at an average price of $47.97
since the company resumed
its share repurchase program
in November 2006
As of March 31, 2008

2008 Revised Outlook
2008 Revised Outlook
Year-end Membership
Commercial Risk: -3 to -4%
Medicaid: flat
Medicare Advantage:+20-25%
PDP:  +40-45%
Previously: flat to -1%
Consolidated Revenues $15 - $16 billion
Commercial Yields ~ 8.0%
Commercial Health Care
Cost Trends*
~ 8.0%
(Includes prior period development
booked in 1Q08)
Previously: 30 to 50 bps
lower than premium yield
Selling Cost Ratio ~ 2.8%
Government Contracts Ratio ~ 94.5%
G&A Expense Ratio* ~ 10%
Tax Rate* ~ 39.5% Previously: 38.5%
Shares Outstanding 105.5 - 107 million Previously: 108 - 110 million
EPS* $3.45 - $3.55 Previously: $4.14 - $4.17
*Excludes the impact of litigation and operations strategy-related charges.
Guidance
Comment

Stable networks
Solid commercial
franchises with
expanding margins
Growing and
diversified government
business
Excellent near- and
long-term earnings
prospects
Medicare
TRICARE
Medicaid and the
uninsured
Low-cost products
Behavioral health
opportunities
Well-Positioned for Potential Change
Well-Positioned for Potential Change
Positioned for Growth
Positioned for Growth
Positioned to Respond to
Environmental Changes
Positioned to Respond to
Environmental Changes

Investment Thesis
Investment Thesis
Strength from diverse business base
– Stable commercial book
– Medicare growth
– TRICARE and Medicaid opportunities
Margin improvement opportunities
– Changing commercial mix
– Operations strategy
Share repurchases continue

Citi Global Health Care Conference Citi Global Health Care Conference